UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Item 5. Other Events and Regulation FD Disclosure.

     On February 13, 2004, the Registrant issued a press release announcing the resignation of Registrant’s Chief Financial Officer effective upon the completion of the current fiscal year in May 2004. A copy of the press release issued by the Registrant is included herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Exhibits.

(c)	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Document

99.1	Press Release, dated February 13, 2004, announcing the resignation of the company’s Chief Financial Officer effective upon the completion of the current fiscal year in May 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION

February 17, 2004	/s/ Frank A. Calderoni

Frank A. Calderoni
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release, dated February 13, 2004, announcing the resignation of the company’s Chief Financial Officer effective upon the completion of the current fiscal year in May 2004